EXHIBIT 10.14

SUBORDINATION, POSTPONEMENT AND STANDSTILL AGREEMENT

TO:	BRIDGING FINANCE INC., as agent

RE:	URBAN-GRO, INC., URBAN-GRO CANADA TECHNOLOGIES INC. and IMPACT ENGINEERING, INC.

DATE:	February 27, 2020

Dear Sirs/Mesdames:

This is to confirm our agreement concerning the Obligors (as defined herein):

1.	For the purposes hereof, the following terms shall have the following meanings:

(a)	“BFI” means BRIDGING FINANCE INC., as agent, and for greater certainty any replacement of BFI in respect of its role as agent in relation to the BFI Debt;

(b)	“BFI Assets” means all property, assets, rights and undertakings of the Obligors of whatsoever nature and kind, now owned or hereafter acquired by or on behalf of the Obligors and wherever located;

(c)	“BFI Debt” means any and all debts, liabilities and indebtedness, direct or indirect, present and future, of the Obligors to BFI (including without limitation the lenders it represents), whether arising from dealings between BFI and the Obligors or from dealings with any third party by which BFI may be or become in any manner whatsoever a creditor of the Obligors, including, without limitation, any and all indebtedness existing under or in connection with the Loan Agreement;

(d)	“BFI Security” means the security from time to time held by or for the benefit of BFI on the BFI Assets to secure the BFI Debt;

(e)	“Existing SL Debt” means the loans made by the Subordinated Lender to one or more of the Obligors in existence as of the date hereof and described on the attached Schedule “A”;

(f)	“Loan Agreement” means the Loan Agreement between the Obligors and BFI dated as of February 21, 2020 (as amended, supplemented, modified, restated or replaced from time to time);

(g)	“Obligors” means URBAN-GRO, INC., URBAN-GRO CANADA TECHNOLOGIES INC. and IMPACT ENGINEERING, INC.;

(h)	“SL Debt” means the Existing SL Debt and any and all indebtedness, direct or indirect, present and future, of the Obligors to the Subordinated Lender;

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(i)	“SL Loan Documentation” means all documentation evidencing and securing the SL Debt, and all documentation entered into between any of the Obligors and the Subordinated Lender ancillary to the SL Debt, including all SL Security as the same may be amended, supplemented, revised, restated or replaced from time to time;

(j)	“SL Security” means the security from time to time held by or for the benefit of the Subordinated Lender to secure the SL Debt; and

(k)	“Subordinated Lender” means James Lowe, and his heirs, executors, administrators and assigns.

2.	Insofar as may be necessary, the Subordinated Lender hereby consents to the BFI Debt and the granting of the BFI Security and declares that the foregoing will not constitute an event of default under the terms of any SL Loan Documentation. BFI hereby consents to the creation and existence of the Existing SL Debt and declares that the same does not constitute an event of default under the terms of the BFI Security or the Loan Agreement.

3.	Unless and until the BFI Debt has been fully and finally repaid, the Subordinated Lender hereby agrees that all payments of or in respect of the SL Debt, on account of principal or interest or otherwise, shall be postponed and subordinated to full and final payment of the BFI Debt, and the Subordinated Lender shall not request or accept any payment or distribution of any kind on or in respect of the SL Debt, including but not limited to principal or interest or other payments in respect of the Existing SL Debt.

4.	The Subordinated Lender represents and warrants in favour of BFI that Schedule “A” completely, accurately and without omission describes the Existing SL Debt.

5.	The Subordinated Lender hereby agrees that he will not be entitled to demand or accelerate the maturity of the principal of the SL Debt or enforce any rights or remedies at law or in equity under or in respect of the SL Debt, including any rights provided pursuant to the Personal Property Security Act (“PPSA”) in Ontario or similar legislation in any other province of Canada, the Uniform Commercial Code in Colorado or any other state of the United States of America, or similar legislation in any other jurisdiction, or pursuant to the SL Loan Documentation, and shall not commence or participate in any bankruptcy or insolvency proceedings, until such time as the BFI Debt has been fully and finally repaid.

6.	Without prejudice to the prohibitions in this Agreement:

(a)	if the Subordinated Lender receives any payment in violation of this Agreement, the Subordinated Lender shall receive such payment in trust for BFI and shall remit it to BFI forthwith upon receipt. The Subordinated Lender shall be liable to BFI for the BFI Debt to the extent of an amount equivalent to any such sums received and not remitted to BFI; and

(b)	if the Subordinated Lender takes possession or causes possession to be taken of the BFI Assets or otherwise enforces the SL Loan Documentation in violation of this Agreement, the Subordinated Lender shall yield or shall cause any party holding the security for his benefit to yield, on demand, possession thereof and any proceeds resulting from the realization thereupon to BFI or any party acting for BFI.

7.	In the event that any of the BFI Security shall become enforceable, BFI or any party acting for BFI or for its benefit will be entitled to take possession of the BFI Assets to the exclusion of the Subordinated Lender and parties acting for him or for his benefit.

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8.	BFI will be entitled to receive proceeds resulting from the realization upon and collection of the BFI Assets in priority to the Subordinated Lender.

9.	The Subordinated Lender hereby postpones and subordinates all SL Security to the BFI Security, and hereby confirms that all BFI Security shall rank in priority to the SL Security regardless of:

(a)	the date of execution, attachment, registration, perfection or re-perfection of any BFI Security or SL Security;

(b)	the date of any advance or advances made to any of the Obligors;

(c)	the date of default by any of the Obligors under any of the BFI Security or the SL Security or the date of crystallization of any floating charge held by the Subordinated Lender or BFI; or

(d)	any priority granted by any principle of law or any statute, including, without limitation, Bank Act (Canada), Bankruptcy and Insolvency Act (Canada), the PPSA, the Uniform Commercial Code (of any US state) or any like legislation.

10.	The priorities herein referred to shall apply notwithstanding any contrary priority or registration or filing and without the necessity of any further documentation on the part of either BFI or the Subordinated Lender. However, it is understood that the Subordinated Lender shall, at the expense of the Obligors, enter into any documentation which BFI may require, acting reasonably, in order to confirm or formalize the priorities herein referred to.

11.	In the event that any of the BFI Assets subject to the BFI Security are sold by BFI or for the benefit of BFI, such assets shall be sold free of any rights held by the Subordinated Lender under the SL Security (a “Permitted Sale”); provided however that this section shall not be deemed to be a release by the Subordinated Lender of any security, interest, lien on, or right to, the proceeds of such Permitted Sale, but subject to the subordination in favour of BFI contained herein.

12.	The Subordinated Lender agrees to promptly give written notice by email to Graham Marr at gmarr@bridgingfinance.ca with a written copy to BFI (attention Graham Marr) at 77 King Street West, Suite 2925, P.O. Box 322, Toronto, Ontario, M5K 1K7, of any default by any of the Obligors under or pursuant to the SL Loan Documentation.

13.	This Agreement will continue in force as long as any Obligor is indebted or liable (either directly, indirectly or contingently) to BFI.

14.	This Agreement will be governed by and construed in accordance with the laws of the Province of Ontario and federal laws of Canada applicable therein.

15.	This Agreement will ensure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

16.	This Agreement may not be amended, modified or otherwise altered except pursuant to a written instrument executed by BFI and the Subordinated Lender.

17.	This Agreement may be executed in any number of and by different parties hereto, on separate counterparts, including by way of facsimile. .pdf or other electronic means, all of which when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.

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This Agreement has been executed as of the date first stated above.

/s/ James Lowe
Witness:	James Lowe

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We hereby confirm and agree to the above as of the ela te firs t stated above.

BR1DGING FINANCE INC., as agent

Per:	/s/ signature
Name: Title: Portfolio Manager

Per:
Name: Title:

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Each of the Obligors acknowledges that:

1.	it has taken communication of the foregoing Agreement, is in agreement with the terms thereof to the extent that it is affected thereby and undertakes to cooperate with respect thereto;

2.	any payments of the SL Debt shall be made in accordance with this Agreement until all of the BFI Debt has been fully and finally repaid;

3.	this Agreement is for the benefit of the parties thereto only as between themselves and in no manner diminishes, as between either of the parties and the Obligors, any security or rights now or hereafter existing; and

4.	no rights or commitments have been created or implied in favour of the Obligors by this Agreement, and the parties to this Agreement may, as between themselves, in their sole discretion, alter the terms thereof as they see fit, without reference to the Obligors.

We hereby confirm and agree to the above as of the date first state above.

URBAN-GRO, INC.

Per:	/s/ Bradley Nattrass
Name: Bradley Nattrass Title: CEO

URBAN-GRO CANADA TECHNOLOGIES INC.

Per:	/s/ Bradley Nattrass
Name: Bradley Nattrass Title: CEO

IMPACT ENGINEERING, INC.

Per:	/s/ Bradley Nattrass
Name: Bradley Nattrass Title: CEO

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SCHEDULE “A”

DESCRIPTION OF EXISTING SL DEBT

1.    Loan from the Subordinated Lender to urban-gro, Inc. in the principal amount of US$2,000,000

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